(23)           Consent of Ernst & Young LLP, Independent Auditors.

                                                                Exhibit 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Lockheed Martin Corporation of our report dated January 22, 1999, except for the third paragraph of Note 4, as to which the date is February 11, 1999, included in the 1998 Annual Report to Shareholders of Lockheed Martin Corporation.

We also consent to the incorporation by reference in the following Registration
Statements:

(1) Registration Statement Number 33-58067 of Lockheed Martin Corporation on Form S-3, dated March 14, 1995;

(2)  Registration Statement Numbers: 33-58073, 33-58075, 33-58077, 33-58079, 33-
     58081, 33-58085, 33-58089 and 33-58097 of Lockheed Martin Corporation on Form S-8, each dated March 15, 1995;

(3) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement (Form S-4 No. 33-57645) of Lockheed Martin Corporation, dated March 15, 1995;

(4) Registration Statement Number 33-63155 of Lockheed Martin Corporation on Form S-8, dated October 3, 1995;

(5) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083 of Lockheed Martin Corporation, dated January 22, 1997;

(6) Registration Statement Number 333-06255 of Lockheed Martin Corporation on Form S-8, dated June 19, 1996;

(7) Registration Statement Numbers: 333-20117 and 333-20139 of Lockheed Martin Corporation on Form S-8, each dated January 22, 1997;

(8) Registration Statement Number 333-27309 of Lockheed Martin Corporation on Form S-8, dated May 16, 1997;

(9) Registration Statement Number 333-37069 of Lockheed Martin Corporation on Form S-8, dated October 2, 1997;

(10) Registration Statement Number 333-40997 of Lockheed Martin Corporation on Form S-8, dated November 25, 1997;

(11) Registration Statement Number 333-58069 of Lockheed Martin Corporation on Form S-8, dated June 30, 1998;

(12) Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement
     Numbers: 333-06479, 333-06481, 333-06483, 333-06487, 333-06515 and 333-
     06517 of Lockheed Martin Corporation, each dated June 30, 1998; and

(13) Registration Statement Number 333-69295 of Lockheed Martin Corporation on Form S-8, dated December 18, 1998 of our report dated January 22, 1999, except for the third paragraph of Note 4, as to which the date is February 11, 1999, with respect to the consolidated financial statements incorporated herein by reference.


                                   /s/ Ernst & Young LLP

Washington, D.C.
March 17, 1999